                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR3



                               Marketing Materials



                           $654,075,100 (Approximate)

                            [WASHINGTON MUTUAL LOGO]


                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer


                           Washington Mutual Bank, FA
                                    Servicer


-----------------------------------------------------------------------------------
                                   Contacts
-----------------------------------------------------------------------------------
 ARMs Trading                     Greg Boester                      (201) 524-2320

 Syndicate                        Kevin White                       (201) 793-6153
                                  Daniel Covello                    (201) 793-6153

 Residential Finance              Sam Tabet                         (212) 526-7512
                                  Matt Lewis                        (212) 526-7447
                                  Stan Labanowski                   (201) 793-4288
                                  Tom Roh                           (212) 526-5150
                                  Randal Johnson                    (212) 526-0198
-----------------------------------------------------------------------------------


LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                          Date Prepared: February 12, 2002


            WaMu Mortgage Pass-Through Certificates, Series 2002-AR3
             $654,075,100 (Approximate, Subject to +/- 5% Variance)

                      Publicly Offered Senior Certificates
                   Adjustable Rate Residential Mortgage Loans

==========================================================================================================================
                  Principal(2)      WAL (Yrs)       Pmt Window       Interest
                     Amount           To             (Months)          Rate                               Expected Ratings
 Class(1)           (Approx.)      Auction(3)      To Auction(3)       Type          Tranche Type           [Moody's/S&P]
 --------           ---------      ----------      -------------       ----          ------------           -------------
   A-1             $78,000,000       0.50              1 - 12        Fixed (4)       Super Senior             [Aaa/AAA]
   A-2            $139,000,000       1.00              1 - 20        Fixed (4)       Super Senior             [Aaa/AAA]
   A-3            $151,000,000       2.50             20 - 41        Fixed (4)       Super Senior             [Aaa/AAA]
   A-4             $75,000,000       4.03             41 - 56        Fixed (4)       Super Senior             [Aaa/AAA]
   A-5            $190,150,000       4.83             56 - 58        Fixed (4)       Super Senior             [Aaa/AAA]
   A-6             $20,925,000       4.83             56 - 58        Fixed (4)          Senior                [Aaa/AAA]
                                                                                      Mezzanine
     R                    $100       N/A                N/A          Fixed (4)     Senior/Residual            [Aaa/AAA]
 -------------------------------------------------------------------------------------------------------------------------
    B1              $7,425,000                                                       Subordinate              [Aa2/AA]
    B2              $6,075,000           Information Not Provided Herein             Subordinate               [A2/A]
    B3              $3,037,400                                                       Subordinate             [Baa2/BBB]
 -------------------------------------------------------------------------------------------------------------------------
    B4              $1,012,500                                                       Subordinate              [Ba2/BB]
    B5              $1,350,000           Privately Offered Certificates              Subordinate               [B2/B]
    B6              $2,025,000                                                       Subordinate              [NR/NR]
 =========================================================================================================================
  Total:          $675,000,000


  (1) As described herein the Class A Certificates are subject to a Mandatory Auction Call (as described below).

  (2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

  (3) WAL and Payment Window for the Class A Certificates are shown to the Auction Distribution Date.

  (4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Lehman Brothers

Co-Managers:               Bear Stearns Co. Inc., Greenwich Capital Markets, Inc., and Keefe, Bruyette & Woods, Inc.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's and S&P will rate the Senior Certificates. Moody's and S&P will rate the Class
                           B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class B-6 Certificates
                           will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:              February 1, 2002.

Expected Pricing Date:     February [15], 2002.

Closing Date:              February [25], 2002.

Distribution Date:         The  25th of each  month  (or if such day is not a  business  day,  the next  succeeding business day), commencing in March 2002.

Certificates:              The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class
                           A-5 (the "Super Senior Certificates"), Class A-6 Certificates (the "Senior Mezzanine
                           Certificates", together with the Super Senior Certificates, the "Class A Certificates") and Class
                           R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                           Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate
                           Certificates are collectively referred to herein as the "Certificates." The Senior Certificates
                           (the "Offered Certificates") are being offered publicly.

Accrued Interest:          The Class A-1 and Class A-2 Certificates settle flat. The Class A-3, Class A-4, Class A-5 and
                           Class A-6 Certificates settle with accrued interest. The price to be paid by investors for the
                           Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will include accrued interest from the
                           Cut-off Date up to, but not including, the Closing Date (24 days).

Interest Accrual Period:   The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution
                           Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                           (on a 30/360 basis).

                           The interest accrual period with respect to the Class A-3, Class A-4, Class A-5 and Class A-6
                           Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in book-entry form through DTC.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Federal Tax Treatment:     It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                           Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:           The Senior Certificates are expected to constitute "mortgage related securities" for purposes of
                           SMMEA.

Auction Administrator:     Bankers Trust Company of California, N.A.

Mandatory Auction:         Five business days prior to the Distribution Date in [December 2006] (the "Auction Distribution
                           Date"), the Auction Administrator will auction the Class A Certificates to third-party investors.
                           The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Class A Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:         Wells Fargo Bank ("WFB") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are rated "AA-" by S&P, "AA+" by Fitch and "Aa1"
                           by Moody's.

Auction Price:             The price at which the Auction Administrator sells each of the Class A Certificates to the third-party investors.

Par Price:                 With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.

                           With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of
                           (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the
                           Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction
                           Distribution Date.

Optional Termination:      The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]%
                           of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional
                           Call Date").

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 20% CPR.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Mortgage Loans:            As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $675,577,912 (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately
                           60 months after the date of origination of each mortgage loan ("5/1 ARM"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[675,000,000], subject to an increase or decrease of 5%.

                           The information related to the Mortgage Loans described herein reflects information as of the
                           Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date.
                           Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date
                           is subject to an increase or decrease of 5% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Super Senior Certificates will consist of the subordination of the
                           Class A-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
                           initially [6.20]% total subordination.

                           Credit enhancement for the Senior Mezzanine Certificates will consist of the subordination of the
                           Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [3.10]% total subordination.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Shifting Interest:         Until the first Distribution Date occurring after February 2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           March 2002 - February 2009                              0% of Pro Rata Share
                           March 2009 - February 2010                             30% of Pro Rata Share
                           March 2010 - February 2011                             40% of Pro Rata Share
                           March 2011 - February 2012                             60% of Pro Rata Share
                           March 2012 - February 2013                             80% of Pro Rata Share
                           March 2013 and after                                  100% of Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to the Distribution Date in March 2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution
                           Date in March 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate
                           Certificates has at least doubled.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the
                           Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage
                           Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows:
                           first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the
                           Senior Mezzanine Certificates, until its class principal balance has been reduced to zero; and
                           thereafter pro rata to the Super Senior Certificates until each respective class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Certificates Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest
                                  Rate;

                               2) Class R Certificate, principal, until its balance is reduced to zero;

                               3) Concurrently:

                                  (i)  To the Class A-1 Certificates, 58.25% of principal, until the Class A-1 Certificate balance is reduced to zero;

                                  (ii) To the Class A-2 Certificates, 41.75% of principal, until the Class A-1 Certificate balance is reduced to zero;

                               4) To the Class A-2, Class A-3 and Class A-4 Certificates, in sequential order, principal, until their respective balances are reduced to zero;

                               5) Concurrently, paid pro-rata, to the Class A-5 and Class A-6 Certificates, principal, until their balances are reduced to zero;

                               6) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                               7) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                               8) Class R Certificate, any remaining amount.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                           Yield Tables (%)

Class A-1 to Mandatory Auction
-------------------------------------------------------------------------------------------------------------
Coupon                             2.710%
-------------------------------------------------------------------------------------------------------------
Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=============================================================================================================
100-00                              2.725         2.725        2.725         2.725        2.725         2.725
=============================================================================================================
WAL (yr)                             0.96          0.66         0.50          0.40         0.33          0.25
MDUR (yr)                            0.93          0.64         0.49          0.39         0.33          0.24
First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
Last Prin Pay                     1/25/04       6/25/03      2/25/03      11/25/02     10/25/02       8/25/02
-------------------------------------------------------------------------------------------------------------

Class A-2 to Mandatory Auction
-------------------------------------------------------------------------------------------------------------
Coupon                             3.170%
-------------------------------------------------------------------------------------------------------------
Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=============================================================================================================
100-00                              3.191         3.191        3.191         3.191        3.191         3.191
=============================================================================================================
WAL (yr)                             1.96          1.33         1.00          0.79         0.65          0.47
MDUR (yr)                            1.86          1.28         0.97          0.77         0.63          0.46
First Prin Pay                    3/25/02       3/25/02      3/25/02       3/25/02      3/25/02       3/25/02
Last Prin Pay                     6/25/05       5/25/04     10/25/03       6/25/03      3/25/03      11/25/02
-------------------------------------------------------------------------------------------------------------

Class A-3 to Mandatory Auction
-------------------------------------------------------------------------------------------------------------
Coupon                             4.700%
-------------------------------------------------------------------------------------------------------------
Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=============================================================================================================
100-00                              4.700         4.643        4.610         4.576        4.540         4.459
=============================================================================================================
WAL (yr)                             4.47          3.35         2.50          1.97         1.61          1.15
MDUR (yr)                            3.94          3.03         2.31          1.84         1.51          1.09
First Prin Pay                    6/25/05       5/25/04     10/25/03       6/25/03      3/25/03      11/25/02
Last Prin Pay                    12/25/06       9/25/06      7/25/05      10/25/04      4/25/04       9/25/03
-------------------------------------------------------------------------------------------------------------

Class A-4 to Mandatory Auction
-------------------------------------------------------------------------------------------------------------
Coupon                             5.470%
-------------------------------------------------------------------------------------------------------------
Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=============================================================================================================
100-00                              5.512         5.503        5.429         5.404        5.377         5.318
=============================================================================================================
WAL (yr)                             4.83          4.81         4.03          3.16         2.57          1.82
MDUR (yr)                            4.15          4.13         3.53          2.83         2.34          1.69
First Prin Pay                   12/25/06       9/25/06      7/25/05      10/25/04      4/25/04       9/25/03
Last Prin Pay                    12/25/06      12/25/06     10/25/06      10/25/05      2/25/05       3/25/04
-------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                           Yield Tables (%)

Class A-5 to Mandatory Auction
-------------------------------------------------------------------------------------------------------------
Coupon                             5.480%
-------------------------------------------------------------------------------------------------------------
Price                             10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=============================================================================================================
100-00                              5.523         5.523        5.521         5.502        5.484         5.448
=============================================================================================================
WAL (yr)                             4.83          4.83         4.83          4.66         4.32          3.54
MDUR (yr)                            4.14          4.14         4.14          4.01         3.75          3.13
First Prin Pay                   12/25/06      12/25/06     10/25/06      10/25/05      2/25/05       3/25/04
Last Prin Pay                    12/25/06      12/25/06     12/25/06      12/25/06     12/25/06      12/25/06
-------------------------------------------------------------------------------------------------------------



Class A-6 to Mandatory Auction
-------------------------------------------------------------------------------------------------------------
Coupon                          5.680%
-------------------------------------------------------------------------------------------------------------
Price                          10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=============================================================================================================
100-00                              5.726         5.726        5.724         5.705        5.686         5.648
=============================================================================================================
WAL (yr)                             4.83          4.83         4.83          4.66         4.32          3.54
MDUR (yr)                            4.12          4.12         4.12          3.99         3.73          3.11
First Prin Pay                   12/25/06      12/25/06     10/25/06      10/25/05      2/25/05       3/25/04
Last Prin Pay                    12/25/06      12/25/06     12/25/06      12/25/06     12/25/06      12/25/06
-------------------------------------------------------------------------------------------------------------




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR3
                             As of the Cut-off Date


TOTAL CURRENT BALANCE:                      $675,577,911.55
NUMBER OF LOANS:                                      1,303

                                                                                Minimum                   Maximum
AVG CURRENT BALANCE:                            $518,478.83                 $303,690.06             $1,500,000.00
AVG ORIGINAL BALANCE:                           $518,699.02                 $304,000.00             $1,500,000.00

WAVG LOAN RATE:                                       6.278%                      5.250%                    7.500%
WAVG GROSS MARGIN:                                    2.750%                      2.400%                    3.250%
WAVG MAXIMUM LOAN RATE:                              11.301%                      6.250%                   12.750%
WAVG PERIODIC RATE CAP:                               2.000%                      2.000%                    2.000%
WAVG FIRST RATE CAP:                                  5.000%                      5.000%                    5.000%

WAVG ORIGINAL LTV:                                    64.89%                      10.00%                    95.00%

WAVG CREDIT SCORE:                                      721                         530                       809

WAVG ORIGINAL TERM:                                     360 months                  360 months                360 months
WAVG REMAINING TERM:                                    359 months                  348 months                360 months
WAVG SEASONING:                                           1 months                    0 months                 12 months

WAVG NEXT RATE RESET:                                    59 months                   48 months                 61 months
WAVG RATE ADJ FREQ:                                      12 months                   12 months                 12 months
WAVG FIRST RATE ADJ FREQ:                                60 months                   60 months                 60 months

TOP STATE CONCENTRATIONS:                 58.17% California, 7.70% Illinois, 6.84% Washington
MAXIMUM ZIP CODE CONC:                    1.22% 60521 (Hinsdale, IL)

FIRST PAY DATE:                                                             March 1, 2001         April 1, 2002
RATE CHANGE DATE:                                                        February 1, 2006         March 1, 2007
MATURE DATE:                                                             February 1, 2031         March 1, 2032


                                                    Contacts

                ARMs Trading                     Greg Boester                      (201) 524-2320

                Syndicate                        Kevin White                       (201) 793-6153
                                                 Daniel Covello                    (201) 793-6153

                Residential Finance              Sam Tabet                         (212) 526-7512
                                                 Matt Lewis                        (212) 526-7447
                                                 Stan Labanowski                   (201) 793-4288
                                                 Tom Roh                           (212) 526-5150
                                                 Randal Johnson                    (212) 526-0198


LEHMAN BROTHERS                         1           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                                                             % of Aggregate
                                                              Principal Balance ($)         Principal Balance
                                         Number of              Outstanding as of           Outstanding as of
INDEX:                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
---------------------------------- -----------------------  ---------------------------  ------------------------
 1 YR CMT                                           1,303               675,577,911.55                    100.00
---------------------------------- -----------------------  ---------------------------  ------------------------
Total                                               1,303               675,577,911.55                    100.00
================================== =======================  ===========================  ========================

                                                                                             % of Aggregate
                                                              Principal Balance ($)         Principal Balance
                                         Number of              Outstanding as of           Outstanding as of
PRODUCT:                               Mortgage Loans            the Cut-off Date           the Cut-off Date
---------------------------------- -----------------------  ---------------------------  ------------------------
 5/1 Hybrid                                         1,303               675,577,911.55                    100.00
---------------------------------- -----------------------  ---------------------------  ------------------------
Total                                               1,303               675,577,911.55                    100.00
================================== =======================  ===========================  ========================

                                                                                             % of Aggregate
                                                              Principal Balance ($)         Principal Balance
                                         Number of              Outstanding as of           Outstanding as of
DELINQUENCY:                           Mortgage Loans            the Cut-off Date           the Cut-off Date
---------------------------------- -----------------------  ---------------------------  ------------------------
 Current                                            1,303               675,577,911.55                    100.00
---------------------------------- -----------------------  ---------------------------  ------------------------
Total                                               1,303               675,577,911.55                    100.00
================================== =======================  ===========================  ========================

LEHMAN BROTHERS                         2           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                                   % of Aggregate
                                                                     Principal Balance ($)        Principal Balance
                                              Number of                Outstanding as of          Outstanding as of
CURRENT BALANCE ($):                       Mortgage Loans               the Cut-off Date           the Cut-off Date
--------------------------------------     --------------            ---------------------        -----------------
300,000.01 - 350,000.00                               225                 74,152,265.61                    10.98
350,000.01 - 400,000.00                               253                 95,821,518.73                    14.18
400,000.01 - 450,000.00                               182                 77,906,131.10                    11.53
450,000.01 - 500,000.00                               142                 68,256,807.61                    10.10
500,000.01 - 550,000.00                               109                 57,359,497.43                     8.49
550,000.01 - 600,000.00                                81                 47,000,384.58                     6.96
600,000.01 - 650,000.00                                74                 46,790,987.40                     6.93
650,000.01 - 700,000.00                                39                 26,635,780.93                     3.94
700,000.01 - 750,000.00                                29                 21,153,066.23                     3.13
750,000.01 - 800,000.00                                32                 24,987,616.07                     3.70
800,000.01 - 850,000.00                                19                 15,840,049.57                     2.34
850,000.01 - 900,000.00                                20                 17,625,776.03                     2.61
900,000.01 - 950,000.00                                19                 17,766,022.56                     2.63
950,000.01 - 1,000,000.00                              53                 52,636,019.01                     7.79
1,000,000.01 - 1,050,000.00                             7                  7,073,296.00                     1.05
1,050,000.01 - 1,100,000.00                             6                  6,546,045.38                     0.97
1,100,000.01 - 1,150,000.00                             2                  2,270,100.00                     0.34
1,250,000.01 - 1,300,000.00                             2                  2,580,000.00                     0.38
1,300,000.01 - 1,350,000.00                             1                  1,331,114.13                     0.20
1,350,000.01 - 1,400,000.00                             1                  1,375,000.00                     0.20
1,450,000.01 - 1,500,000.00                             7                 10,470,433.18                     1.55
--------------------------------------     --------------            ------------------        -----------------
Total:                                              1,303                675,577,911.55                   100.00
======================================     ==============            ==================        =================

LEHMAN BROTHERS                         3           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                                   % of Aggregate
                                                                     Principal Balance ($)        Principal Balance
                                               Number of               Outstanding as of          Outstanding as of
LOAN RATE (%):                               Mortgage Loans            the Cut-off Date           the Cut-off Date
-----------------------------------------------------------   ---------------------------  ------------------------
5.001 - 5.250                                             3                  1,903,521.88                     0.28
5.251 - 5.500                                            12                  5,733,480.41                     0.85
5.501 - 5.750                                            50                 28,728,230.20                     4.25
5.751 - 6.000                                           178                100,338,742.39                    14.85
6.001 - 6.250                                           552                281,040,219.12                    41.60
6.251 - 6.500                                           271                136,480,587.33                    20.20
6.501 - 6.750                                           190                 95,349,921.24                    14.11
6.751 - 7.000                                            36                 19,588,014.29                     2.90
7.001 - 7.250                                             8                  4,674,994.69                     0.69
7.251 - 7.500                                             3                  1,740,200.00                     0.26
------------------------------------  ---------------------   ---------------------------  -----------------------
Total:                                                1,303                675,577,911.55                   100.00
====================================  =====================   ===========================  =======================

                                                                                                    % of Aggregate
                                                                     Principal Balance ($)         Principal Balance
                                                Number of              Outstanding as of           Outstanding as of
GROSS MARGIN (%):                             Mortgage Loans           the Cut-off Date            the Cut-off Date
------------------------------------  ----------------------  ---------------------------   ------------------------
2.251 - 2.500                                              1                   399,908.33                      0.06
2.501 - 2.750                                          1,297               673,076,263.78                     99.63
2.751 - 3.000                                              1                   379,639.44                      0.06
3.001 - 3.250                                              4                 1,722,100.00                      0.25
------------------------------------  ----------------------  ---------------------------   -----------------------
Total:                                                 1,303               675,577,911.55                    100.00
====================================  ======================  ===========================   =======================

LEHMAN BROTHERS                         4           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                                                                   % of Aggregate
                                                                    Principal Balance ($)         Principal Balance
                                               Number of              Outstanding as of           Outstanding as of
MAXIMUM LOAN RATE (%):                      Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------  ---------------------   ----------------------------  ------------------------
6.001 - 6.250                                            1                    409,292.71                      0.06
10.001 - 10.250                                          3                  1,903,521.88                      0.28
10.251 - 10.500                                         11                  4,658,480.41                      0.69
10.501 - 10.750                                         49                 28,435,230.20                      4.21
10.751 - 11.000                                        172                 95,974,641.53                     14.21
11.001 - 11.250                                        534                272,430,771.47                     40.33
11.251 - 11.500                                        264                133,746,226.84                     19.80
11.501 - 11.750                                        189                 96,073,491.96                     14.22
11.751 - 12.000                                         47                 26,401,275.62                      3.91
12.001 - 12.250                                         17                  8,250,689.34                      1.22
12.251 - 12.500                                         12                  5,840,789.59                      0.86
12.501 - 12.750                                          4                  1,453,500.00                      0.22
-----------------------------------  ---------------------   ---------------------------   -----------------------
Total:                                               1,303                675,577,911.55                    100.00
===================================  =====================   ===========================   =======================

                                                                                                   % of Aggregate
                                                                     Principal Balance ($)        Principal Balance
                                               Number of               Outstanding as of          Outstanding as of
REMAINING TERM (MONTHS):                     Mortgage Loans            the Cut-off Date           the Cut-off Date
-----------------------------------  ----------------------   ---------------------------  -----------------------
337 - 348                                                 1                    494,671.26                     0.07
349 - 360                                             1,302                675,083,240.29                    99.93
-----------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                1,303                675,577,911.55                   100.00
===================================  =======================  ============================ =======================

LEHMAN BROTHERS                         5           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                                      % of Aggregate
                                                                        Principal Balance ($)        Principal Balance
                                                  Number of               Outstanding as of          Outstanding as of
RATE CHANGE DATE:                               Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  ----------------------   ---------------------------  ------------------------
2006-02                                                      1                    494,671.26                     0.07
2006-04                                                      1                    621,978.16                     0.09
2006-05                                                      2                  1,280,638.70                     0.19
2006-07                                                      4                  2,965,618.46                     0.44
2006-08                                                     10                  6,746,228.25                     1.00
2006-09                                                      9                  5,009,849.42                     0.74
2006-10                                                     16                  9,144,128.39                     1.35
2006-11                                                     22                 13,521,154.51                     2.00
2006-12                                                     64                 39,192,250.67                     5.80
2007-01                                                    453                239,217,160.67                    35.41
2007-02                                                    720                356,434,233.06                    52.76
2007-03                                                      1                    950,000.00                     0.14
--------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                   1,303                675,577,911.55                   100.00
======================================  ======================   ===========================  =======================

                                                                                                      % of Aggregate
                                                                        Principal Balance ($)        Principal Balance
                                                  Number of               Outstanding as of          Outstanding as of
ORIGINAL LTV (%):                               Mortgage Loans            the Cut-off Date           the Cut-off Date
--------------------------------------  ----------------------   ---------------------------  -----------------------
0.01 - 10.00                                                 1                    374,644.18                     0.06
10.01 - 20.00                                                5                  3,908,277.86                     0.58
20.01 - 30.00                                               14                  9,917,532.36                     1.47
30.01 - 40.00                                               55                 32,502,394.02                     4.81
40.01 - 50.00                                              111                 63,184,750.59                     9.35
50.01 - 60.00                                              189                104,490,646.19                    15.47
60.01 - 70.00                                              292                159,394,473.57                    23.59
70.01 - 80.00                                              599                287,701,342.75                    42.59
80.01 - 90.00                                               31                 12,034,707.98                     1.78
90.01 - 100.00                                               6                  2,069,142.05                     0.31
--------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                   1,303                675,577,911.55                   100.00
======================================  ======================   ===========================  =======================

LEHMAN BROTHERS                         6           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
CREDIT SCORE:                                  Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------  ---------------------------- ------------------------
N/A                                                         1                    400,000.00                     0.06
501 - 550                                                   1                    306,000.00                     0.05
551 - 600                                                   1                    378,123.20                     0.06
601 - 650                                                  82                 40,044,879.70                     5.93
651 - 700                                                 341                179,013,381.08                    26.50
701 - 750                                                 497                261,205,791.79                    38.66
751 - 800                                                 368                188,383,093.70                    27.88
801 - 850                                                  12                  5,846,642.08                     0.87
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                  1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================

                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
AMORTIZATION:                                  Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------   ---------------------------- -----------------------
 Fully Amortizing                                       1,222                615,959,739.77                    91.18
 Interest Only                                             81                 59,618,171.78                     8.82
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total                                                   1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================

                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
DOCUMENTATION:                                 Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------   ---------------------------  -----------------------
Full                                                    1,217                625,096,782.47                    92.53
Reduced                                                    86                 50,481,129.08                     7.47
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                  1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================


                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
OCCUPANCY:                                     Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------   ---------------------------- -----------------------
 Primary                                                1,280                662,893,401.95                    98.12
 Second Home                                               20                 10,613,781.67                     1.57
 Non-owner                                                  3                  2,070,727.93                     0.31
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total                                                   1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================



LEHMAN BROTHERS                         7           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
PROPERTY TYPE:                                Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------   ---------------------------  -----------------------
Single Family                                           1,223                635,981,104.32                    94.14
Condominium                                                78                 38,626,807.23                     5.72
Duplex                                                      2                    970,000.00                     0.14
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                  1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================

                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
PURPOSE:                                       Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------   ----------------------------  -----------------------
Rate/Term Refinance                                       788                415,346,356.16                    61.48
Cash Out Refinance                                        328                170,483,969.18                    25.24
Purchase                                                  187                 89,747,586.21                    13.28
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                  1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================


LEHMAN BROTHERS                         8           RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman
      Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.


                                                                                                     % of Aggregate
                                                                       Principal Balance ($)        Principal Balance
                                                 Number of               Outstanding as of          Outstanding as of
STATES:                                        Mortgage Loans            the Cut-off Date           the Cut-off Date
-------------------------------------  ----------------------   ---------------------------  ------------------------
AZ                                                         15                  8,408,134.10                     1.24
CA                                                        751                392,950,635.12                    58.17
CO                                                         37                 19,573,851.92                     2.90
CT                                                         48                 28,596,188.40                     4.23
DC                                                          4                  1,604,541.20                     0.24
DE                                                          3                  1,599,894.01                     0.24
FL                                                         12                  6,174,899.64                     0.91
GA                                                          6                  2,637,709.71                     0.39
ID                                                          1                    307,678.93                     0.05
IL                                                        109                 51,995,958.60                     7.70
IN                                                          4                  2,089,912.58                     0.31
KS                                                          1                    329,638.80                     0.05
KY                                                          1                    370,000.00                     0.05
MA                                                         53                 25,906,053.22                     3.83
MD                                                         11                  6,685,883.82                     0.99
ME                                                          1                    602,468.95                     0.09
MI                                                         13                  5,355,852.37                     0.79
MN                                                          2                    758,415.84                     0.11
MO                                                          3                  1,529,000.00                     0.23
NC                                                          5                  2,047,949.58                     0.30
NH                                                          4                  1,480,725.56                     0.22
NJ                                                         30                 14,409,790.70                     2.13
NV                                                          7                  3,626,802.53                     0.54
NY                                                         26                 15,488,077.48                     2.29
OH                                                          7                  4,317,221.20                     0.64
OR                                                         11                  5,569,022.51                     0.82
PA                                                         11                  6,574,575.56                     0.97
RI                                                          1                    329,000.00                     0.05
SC                                                          1                    395,151.06                     0.06
TX                                                          9                  4,164,661.81                     0.62
UT                                                          6                  2,480,907.85                     0.37
VA                                                         17                  9,697,761.88                     1.44
WA                                                         90                 46,216,906.23                     6.84
WI                                                          3                  1,302,640.39                     0.19
-------------------------------------  ----------------------   ---------------------------  -----------------------
Total:                                                  1,303                675,577,911.55                   100.00
=====================================  ======================   ===========================  =======================


LEHMAN BROTHERS                         9           RESIDENTIAL MORTGAGE FINANCE

Lehman Brothers


                      WAMU 2002-AR3 POOL 1 * 5/1 CMT ARMS
                            Prepay Sensitivity Table


Bond Class A1, 2.710 Coupon, Current Balance 78,000,000.00, Offering price 100.000000
    Speed     5.00 CPR   6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR   40.00 CPR
    Yield      2.72535    2.72535     2.72535     2.72535     2.72535     2.72535
Avg. Life      1.75391    1.50784     1.32131     1.17516     1.05782    0.247007
1st Amort     03/25/02   03/25/02    03/25/02    03/25/02    03/25/02    03/25/02
 Maturity     09/25/05   03/25/05    10/25/04    07/25/04    04/25/04    08/25/02
 Duration      1.67861    1.44949     1.27445     1.13649     1.02518    0.242953

Bond Class A2, 3.170 Coupon, Current Balance 139,000,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR   40.00 CPR
    Yield     3.19101     3.19101     3.19101     3.19101     3.19101     3.19101
Avg. Life     3.39933      3.0619     2.70682     2.40648     2.16392    0.470943
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02
 Maturity    12/25/06    12/25/06    10/25/06    04/25/06    11/25/05    11/25/02
 Duration     3.14318     2.84569     2.53199     2.26403     2.04533    0.460029

Bond Class A3, 4.700 Coupon, Current Balance 151,000,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR   8.00 CPR    9.00 CPR    40.00 CPR
    Yield     4.73129     4.73129     4.72893     4.7198     4.71038      4.45949
Avg. Life     4.83333     4.83333     4.82848    4.76186     4.63648      1.14505
1st Amort    12/25/06    12/25/06    10/25/06   04/25/06    11/25/05     11/25/02
 Maturity    12/25/06    12/25/06    12/25/06   12/25/06    12/25/06     09/25/03
 Duration     4.23432     4.23432     4.23056    4.17819     4.07849      1.09177

Bond Class A4, 5.470 Coupon, Current Balance 75,000,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR   40.00 CPR
    Yield     5.51238     5.51238     5.51238     5.51238     5.51238     5.31769
Avg. Life     4.83333     4.83333     4.83333     4.83333     4.83333     1.82307
1st Amort    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06    09/25/03
 Maturity    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06    03/25/04
 Duration     4.14572     4.14572     4.14572     4.14572     4.14572     1.69381

Bond Class A5, 5.480 Coupon, Current Balance 190,150,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR   40.00 CPR
    Yield     5.52254     5.52254     5.52254     5.52254     5.52254     5.44782
Avg. Life     4.83333     4.83333     4.83333     4.83333     4.83333     3.54389
1st Amort    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06    03/25/04
 Maturity    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06
 Duration     4.14458     4.14458     4.14458     4.14458     4.14458     3.12521

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers


                      WAMU 2002-AR3 POOL 1 * 5/1 CMT ARMS
                            Prepay Sensitivity Table


Bond Class A6, 5.680 Coupon, Current Balance 20,925,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield      5.7257      5.7257      5.7257      5.7257      5.7257      5.64839
Avg. Life     4.83333     4.83333     4.83333     4.83333     4.83333      3.54389
1st Amort    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06     03/25/04
 Maturity    12/25/06    12/25/06    12/25/06    12/25/06    12/25/06     12/25/06
 Duration     4.12198     4.12198     4.12198     4.12198     4.12198      3.11123

Bond Class R, 5.796 Coupon, Current Balance 100.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     1.15744     1.15744     1.15744     1.15744     1.15744      1.15744
Avg. Life   0.0833333   0.0833333   0.0833333   0.0833333   0.0833333    0.0833333
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Maturity    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Duration   0.0828538   0.0828538   0.0828538   0.0828538   0.0828538    0.0828538

Bond Class SR_CALL, 6.278 Coupon, Current Balance 0.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield          10          10          10          10          10           10
Avg. Life           0           0           0           0           0            0
1st Amort    00/00/00    00/00/00    00/00/00    00/00/00    00/00/00     00/00/00
 Maturity    00/00/00    00/00/00    00/00/00    00/00/00    00/00/00     00/00/00
 Duration           0           0           0           0           0            0

Bond Class AA, 5.796 Coupon, Current Balance 7,425,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     5.13243     5.17699     5.22072     5.26575     5.30807      5.71867
Avg. Life     11.3918     10.5063     9.74334     9.05768     8.47805      3.55954
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Maturity    06/25/31    08/25/31    11/25/31    01/25/32    01/25/32     11/25/08
 Duration      7.5029     7.07074     6.69394     6.34629     6.05245      3.09762

Bond Class A, 5.796 Coupon, Current Balance 6,075,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     5.13243     5.17699     5.22072     5.26575     5.30807      5.71867
Avg. Life     11.3918     10.5063     9.74334     9.05768     8.47805      3.55954
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Maturity    06/25/31    08/25/31    11/25/31    01/25/32    01/25/32     11/25/08
 Duration      7.5029     7.07074     6.69394     6.34629     6.05245      3.09762

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers


                      WAMU 2002-AR3 POOL 1 * 5/1 CMT ARMS
                            Prepay Sensitivity Table


Bond Class BBB, 5.796 Coupon, Current Balance 3,037,400.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     5.13243     5.17699     5.22072     5.26575     5.30807      5.71867
Avg. Life     11.3918     10.5063     9.74334     9.05768     8.47805      3.55954
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Maturity    06/25/31    08/25/31    11/25/31    01/25/32    01/25/32     11/25/08
 Duration      7.5029     7.07074     6.69394     6.34629     6.05245      3.09762

Bond Class BB, 5.796 Coupon, Current Balance 1,012,500.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     5.13243     5.17699     5.22072     5.26575     5.30807      5.71867
Avg. Life     11.3918     10.5063     9.74334     9.05768     8.47805      3.55954
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Maturity    06/25/31    08/25/31    11/25/31    01/25/32    01/25/32     11/25/08
 Duration      7.5029     7.07074     6.69394     6.34629     6.05245      3.09762

Bond Class B, 5.796 Coupon, Current Balance 1,350,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     5.13243     5.17699     5.22072     5.26575     5.30807      5.71867
Avg. Life     11.3918     10.5063     9.74334     9.05768     8.47805      3.55954
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02      03/25/0
 Maturity    06/25/31    08/25/31    11/25/31    01/25/32    01/25/32     11/25/08
 Duration      7.5029     7.07074     6.69394     6.34629     6.05245      3.09762

Bond Class NR, 5.796 Coupon, Current Balance 2,025,000.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     5.13243     5.17699     5.22072     5.26575     5.30807      5.71867
Avg. Life     11.3918     10.5063     9.74334     9.05768     8.47805      3.55954
1st Amort    03/25/02    03/25/02    03/25/02    03/25/02    03/25/02     03/25/02
 Maturity    06/25/31    08/25/31    11/25/31    01/25/32    01/25/32     11/25/08
 Duration      7.5029     7.07074     6.69394     6.34629     6.05245      3.09762

Bond Class SUB_CALL, 4.000 Coupon, Current Balance 0.00, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield          10          10          10          10          10           10
Avg. Life           0           0           0           0           0            0
1st Amort    00/00/00    00/00/00    00/00/00    00/00/00    00/00/00     00/00/00
 Maturity    00/00/00    00/00/00    00/00/00    00/00/00    00/00/00     00/00/00
 Duration           0           0           0           0           0            0

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

Lehman Brothers


                      WAMU 2002-AR3 POOL 1 * 5/1 CMT ARMS
                            Prepay Sensitivity Table


Bond Class AX, 5.500 Coupon, Current Balance 155,986,303.99, Offering price 100.000000
    Speed    5.00 CPR    6.00 CPR    7.00 CPR    8.00 CPR    9.00 CPR    40.00 CPR
    Yield     16.5241     16.1565     15.7194     15.0382     14.3754     -1.95905
Avg. Life     4.91519     4.91512     4.91506       4.915     4.91493      4.91339
1st Amort    11/25/06    11/25/06    11/25/06    11/25/06    11/25/06     11/25/06
 Maturity    01/25/07    01/25/07    01/25/07    01/25/07    01/25/07     01/25/07
 Duration     8.31924     8.43752     8.57448     8.76054     8.95196      17.4855

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

      Thu, 14 Feb 2002, 15:19:56 EST
Lehman Brothers kkanaan:WAMU02-PRICE
             Yield Table
 WAMU 2002-AR3   POOL 1 * 5/1 CMT ARMS
        Settle as of 02/25/02
   Current Balance: $103,704,000.00

======================================
                      MAND AUCT
--------------------------------------
     Price         Yield    Duration
--------------------------------------
     99.7171        3.3343      0.48
     99.7327        3.3020
     99.7484        3.2697
     99.7640        3.2373
     99.7796        3.2050
     99.7952        3.1727      0.48
     99.8109        3.1405
     99.8265        3.1082
     99.8421        3.0759
     99.8577        3.0437
     99.8734        3.0115      0.49
     99.8890        2.9792
     99.9046        2.9470
     99.9202        2.9148
     99.9359        2.8826
     99.9515        2.8505      0.49
     99.9671        2.8183
     99.9827        2.7861
     99.9984        2.7540
    100.0140        2.7219
    100.0296        2.6898      0.49
    100.0452        2.6577
    100.0609        2.6256
    100.0765        2.5935
    100.0921        2.5614
    100.1077        2.5293      0.49
    100.1234        2.4973
    100.1390        2.4653
    100.1546        2.4332
    100.1702        2.4012
    100.1859        2.3692      0.49
    100.2015        2.3372
    100.2171        2.3052
    100.2327        2.2733
    100.2484        2.2413
    100.2640        2.2094      0.49
    100.2796        2.1775
--------------------------------------
   Average Life                0.497
      First Pay             03/25/02
       Last Pay             02/25/03
======================================

      Thu, 14 Feb 2002, 15:19:57 EST
Lehman Brothers kkanaan:WAMU02-PRICE
             Yield Table
 WAMU 2002-AR3   POOL 1 * 5/1 CMT ARMS
        Settle as of 02/25/02
   Current Balance: $121,333,000.00

======================================
                      MAND AUCT
--------------------------------------
     Price         Yield    Duration
--------------------------------------
     99.7157        3.6893      1.05
     99.7313        3.6745
     99.7469        3.6596
     99.7626        3.6447
     99.7782        3.6298
     99.7938        3.6150      1.05
     99.8094        3.6001
     99.8251        3.5852
     99.8407        3.5704
     99.8563        3.5555
     99.8719        3.5407      1.05
     99.8876        3.5258
     99.9032        3.5110
     99.9188        3.4961
     99.9344        3.4813
     99.9501        3.4665      1.05
     99.9657        3.4516
     99.9813        3.4368
     99.9969        3.4220
    100.0126        3.4072
    100.0282        3.3924      1.05
    100.0438        3.3776
    100.0594        3.3628
    100.0751        3.3480
    100.0907        3.3332
    100.1063        3.3184      1.06
    100.1219        3.3036
    100.1376        3.2888
    100.1532        3.2740
    100.1688        3.2592
    100.1844        3.2445      1.06
    100.2001        3.2297
    100.2157        3.2149
    100.2313        3.2001
    100.2469        3.1854
    100.2626        3.1706      1.06
    100.2782        3.1559
--------------------------------------
   Average Life                1.094
      First Pay             03/25/02
       Last Pay             10/25/03
======================================

      Thu, 14 Feb 2002, 15:19:57 EST
Lehman Brothers kkanaan:WAMU02-PRICE
             Yield Table
 WAMU 2002-AR3   POOL 1 * 5/1 CMT ARMS
        Settle as of 02/25/02
   Current Balance: $156,593,000.00

======================================
                      MAND AUCT
--------------------------------------
     Price         Yield    Duration
--------------------------------------
     99.7128        4.7399      2.30
     99.7284        4.7331
     99.7440        4.7263
     99.7597        4.7195
     99.7753        4.7128
     99.7909        4.7060      2.30
     99.8065        4.6992
     99.8222        4.6924
     99.8378        4.6857
     99.8534        4.6789
     99.8690        4.6721      2.30
     99.8847        4.6653
     99.9003        4.6586
     99.9159        4.6518
     99.9315        4.6450
     99.9472        4.6383      2.30
     99.9628        4.6315
     99.9784        4.6248
     99.9940        4.6180
    100.0097        4.6112
    100.0253        4.6045      2.30
    100.0409        4.5977
    100.0565        4.5910
    100.0722        4.5842
    100.0878        4.5775
    100.1034        4.5707      2.31
    100.1190        4.5640
    100.1347        4.5572
    100.1503        4.5505
    100.1659        4.5437
    100.1815        4.5370      2.31
    100.1972        4.5303
    100.2128        4.5235
    100.2284        4.5168
    100.2440        4.5100
    100.2597        4.5033      2.31
    100.2753        4.4966
--------------------------------------
   Average Life                2.499
      First Pay             10/25/03
       Last Pay             07/25/05
======================================

      Thu, 14 Feb 2002, 15:19:58 EST
Lehman Brothers kkanaan:WAMU02-PRICE
             Yield Table
 WAMU 2002-AR3   POOL 1 * 5/1 CMT ARMS
        Settle as of 02/25/02
   Current Balance: $77,778,000.00

======================================
                      MAND AUCT
--------------------------------------
     Price         Yield    Duration
--------------------------------------
     99.7097        5.4966      3.53
     99.7253        5.4921
     99.7409        5.4877
     99.7566        5.4833
     99.7722        5.4789
     99.7878        5.4744      3.53
     99.8034        5.4700
     99.8191        5.4656
     99.8347        5.4612
     99.8503        5.4568
     99.8659        5.4523      3.53
     99.8816        5.4479
     99.8972        5.4435
     99.9128        5.4391
     99.9284        5.4347
     99.9441        5.4302      3.53
     99.9597        5.4258
     99.9753        5.4214
     99.9909        5.4170
    100.0066        5.4126
    100.0222        5.4082      3.53
    100.0378        5.4038
    100.0534        5.3994
    100.0691        5.3949
    100.0847        5.3905
    100.1003        5.3861      3.53
    100.1159        5.3817
    100.1316        5.3773
    100.1472        5.3729
    100.1628        5.3685
    100.1784        5.3641      3.53
    100.1941        5.3597
    100.2097        5.3553
    100.2253        5.3509
    100.2409        5.3465
    100.2566        5.3421      3.53
    100.2722        5.3377
--------------------------------------
   Average Life                4.028
      First Pay             07/25/05
       Last Pay             10/25/06
======================================

      Thu, 14 Feb 2002, 15:19:59 EST
Lehman Brothers kkanaan:WAMU02-PRICE
             Yield Table
 WAMU 2002-AR3   POOL 1 * 5/1 CMT ARMS
        Settle as of 02/25/02
   Current Balance: $197,193,000.00

======================================
                      MAND AUCT
--------------------------------------
     Price         Yield    Duration
--------------------------------------
     99.7114        5.5949      4.13
     99.7271        5.5911
     99.7427        5.5873
     99.7583        5.5835
     99.7739        5.5798
     99.7896        5.5760      4.13
     99.8052        5.5722
     99.8208        5.5684
     99.8364        5.5647
     99.8521        5.5609
     99.8677        5.5571      4.13
     99.8833        5.5534
     99.8989        5.5496
     99.9146        5.5458
     99.9302        5.5421
     99.9458        5.5383      4.14
     99.9614        5.5345
     99.9771        5.5308
     99.9927        5.5270
    100.0083        5.5232
    100.0239        5.5195      4.14
    100.0396        5.5157
    100.0552        5.5119
    100.0708        5.5082
    100.0864        5.5044
    100.1021        5.5007      4.14
    100.1177        5.4969
    100.1333        5.4932
    100.1489        5.4894
    100.1646        5.4856
    100.1802        5.4819      4.14
    100.1958        5.4781
    100.2114        5.4744
    100.2271        5.4706
    100.2427        5.4669
    100.2583        5.4631      4.14
    100.2739        5.4594
--------------------------------------
   Average Life                4.831
      First Pay             10/25/06
       Last Pay             12/25/06
======================================

      Thu, 14 Feb 2002, 15:20:00 EST
Lehman Brothers kkanaan:WAMU02-PRICE
             Yield Table
 WAMU 2002-AR3   POOL 1 * 5/1 CMT ARMS
        Settle as of 02/25/02
   Current Balance: $21,700,000.00

======================================
                      MAND AUCT
--------------------------------------
     Price         Yield    Duration
--------------------------------------
     99.7146        5.7451      4.12
     99.7303        5.7413
     99.7459        5.7376
     99.7615        5.7338
     99.7771        5.7300
     99.7928        5.7262      4.12
     99.8084        5.7224
     99.8240        5.7186
     99.8396        5.7148
     99.8553        5.7110
     99.8709        5.7073      4.12
     99.8865        5.7035
     99.9021        5.6997
     99.9178        5.6959
     99.9334        5.6921
     99.9490        5.6883      4.12
     99.9646        5.6846
     99.9803        5.6808
     99.9959        5.6770
    100.0115        5.6732
    100.0271        5.6694      4.12
    100.0428        5.6657
    100.0584        5.6619
    100.0740        5.6581
    100.0896        5.6543
    100.1053        5.6506      4.12
    100.1209        5.6468
    100.1365        5.6430
    100.1521        5.6392
    100.1678        5.6355
    100.1834        5.6317      4.12
    100.1990        5.6279
    100.2146        5.6242
    100.2303        5.6204
    100.2459        5.6166
    100.2615        5.6129      4.12
    100.2771        5.6091
--------------------------------------
   Average Life                4.831
      First Pay             10/25/06
       Last Pay             12/25/06
======================================